UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 23, 2014

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	1-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

S.Y. BANCORP, INC. (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 23, 2014, shareholders of the Company approved the proposed amendment to the Company’s Second Amended and Restated Articles of Incorporation to change the name of the Company to Stock Yards Bancorp, Inc.  The name change became effective on April 25, 2014.

A copy of the Articles of Amendment is filed as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 23, 2014, the Company held its 2014 annual meeting of shareholders (the "Annual Meeting").  As of the record date there were 14,642,438 shares of Common Stock outstanding and entitled to one vote on each matter presented for vote at the Annual Meeting.  At the Annual Meeting, 12,570,378 or 85.8% of the outstanding common shares entitled to vote were represented in person or by proxy.  Those shares were voted as follows:

1. The following individuals were nominated in 2014 to serve until the next Annual Meeting of Shareholders in 2015.  All nominees were elected.  The results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Charles R. Edinger, III	9,735,628	223,236	2,611,514
David P. Heintzman	9,819,315	139,549	2,611,514
Carl G. Herde	9,948,184	10,680	2,611,514
James A. Hillebrand	9,937,057	21,807	2,611,514
Richard A. Lechleiter	9,947,959	10,905	2,611,514
Bruce P. Madison	9,934,307	24,557	2,611,514
Richard Northern	9,938,702	20,162	2,611,514
Stephen M. Priebe	9,949,205	9,659	2,611,514
Nicholas X. Simon	9,926,880	31,984	2,611,514
Norman Tasman	9,933,291	25,573	2,611,514
Kathy C. Thompson	9,937,139	21,725	2,611,514

2. Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2014:

For	12,388,681
Against	33,504
Abstain	148,193
Broker non-vote	0

3.  Approving the amendment to the Company’s Second Amended and Restated Articles of Incorporation to change the name of the Company to Stock Yards Bancorp, Inc.:

For	12,424,021
Against	9,749
Abstain	136,608
Broker non-vote	0

4.  Approving a non-binding resolution to approve the compensation of the Company’s named executive officers.

For	9,191,797
Against	214,464
Abstain	552,601
Broker non-vote	2,611,516

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

D.	Exhibits

	3.1	Articles of Amendment to the Second Amended and Restated Articles of Incorporation to change the name of the company to Stock Yards Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2014	STOCK YARDS BANCORP, INC.

	By:	/s/ Nancy B. Davis
Nancy B. Davis, Executive Vice
President, Treasurer and Chief
Financial Officer